Exhibit 99.1

ALLIED HEALTHCARE PRODUCTS, INC.

2009 INCENTIVE STOCK PLAN

The 2009 Incentive Stock Plan (“ISP”) of Allied Healthcare Products, Inc. (the “Company”) is established to encourage eligible employees of the Company, and its subsidiaries to acquire Common Stock in the Company.  It is believed that the ISP will (i) stimulate employees’ efforts on the Company’s behalf, (ii) tend to maintain and strengthen their desire to remain with the Company, (iii) be in the interest of the Company and its Stockholders, (iv) encourage such employees to have a greater personal financial investment in the Company through ownership of its Common Stock, and (v) aid the Company in recruiting and retaining qualified executive employees.

1.           Administration

The Board of Directors of the Company (the “Board”) has delegated the power to administer the ISP and grant awards thereunder to the Compensation Committee of the Board (the “Committee”), which meets the independent requirements of the NASDAQ Stock Market and consists of two or more Non-Employee Directors as that term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Committee is authorized, subject to the provisions of the ISP, to establish such rules and regulations as it deems necessary for the proper administration of the ISP, and to make such determinations and to take such action in connection therewith or in relation to the ISP as it deems necessary or advisable, consistent with the ISP.  Except as otherwise provided herein, the Committee may delegate some or all of its power and authority hereunder with respect to matters other than the grant of awards to the Chief Executive Officer of the Company or to such other senior member of management as the Committee deems appropriate; provided, however, that no such delegation shall be applicable with regard to any matter or action affecting an officer subject to Section 16 of the Exchange Act.

For the purpose of this section and all subsequent sections, the ISP shall be deemed to include this plan and any comparable sub-plans established by subsidiaries which, in the aggregate, shall constitute one plan governed by the terms set forth herein.

2.           Eligibility

Regular full-time employees of the Company and its subsidiaries, including officers, whether or not directors of the Company, shall be eligible to participate in the ISP (“Eligible Employees”) if designated by the Committee.  Directors who are not regular employees are not eligible.  It is intended that awards will be made principally to those employees who are key officers or management employees of the Company or a subsidiary thereof, including employees subject to Section 16 of the Exchange Act, and who are in a position to have significant impact or achievement of the Company’s long term objectives.

3.           Incentives

Incentives under the ISP may be granted in any one or a combination of (i) Nonqualified Stock Options; (ii) Reload or Stock Appreciation Right features in conjunction with such Nonqualified Options; (iii) Performance Share Awards; and (iv) Restricted Stock Grants (collectively “Incentives”) not qualifying for treatment as statutory incentive stock options.  All Incentives shall be subject to the terms and conditions set forth herein and to such other terms and conditions as may be established by the Committee.  Determinations by the Committee under the ISP including without limitation, determinations of the Eligible Employees, the form, amount and timing of Incentives, the terms and provisions of Incentives, and the agreements evidencing Incentives, need not be uniform and may be made selectively among Eligible Employees who receive, or are eligible to receive, Incentives hereunder, whether or not such Eligible Employees are similarly situated.

4.           Shares Available for Incentives

(i)           Shares Subject to Issuance or Transfer.  There is hereby reserved for issuance under the ISP an aggregate of Six Hundred Thousand (600,000) shares of the Company’s Common Stock (“Common Stock”).

In the event of a lapse, expiration, termination or cancellation of any Incentive granted under the ISP without the issuance of shares or payment of cash, or if shares are issued under a Restricted Stock Grant hereunder and are reacquired by the Company pursuant to rights reserved upon the issuance thereof, the shares subject to or reserved for such Incentive may again be used for new Incentives hereunder; provided, that in no event may the number of shares issued hereunder exceed the total number of shares reserved for issuance.

(ii)           Limitations on Individual Awards.  In any given year, no eligible employee may be granted Incentives covering more than ten percent (10%) of the number of fully-diluted shares of the Company’s Common Stock outstanding as of the first business day of the Company’s fiscal year.

(iii)           Recapitalization Adjustment.  In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of Common Stock of the Company, the Committee shall (to the extent that the grant or award does not already mandate adjustments) make a corresponding adjustment in the number and kind of shares authorized by the ISP, in the number and kind of shares covered by Incentives granted, and, in the case of Stock Options, in the Base Price (as defined below).

5.           Non-Qualified Stock Options

Non-Qualified Stock Options (“Stock Options”) shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(i)           Option Price.  The option price per share with respect to each Stock Option (the “Base Price”) shall be determined by the Committee in a manner that shall not subject the Company, grantee or the compensation at issue to any tax, interest or penalties under Section 409A of the United States Internal Revenue Code of 1986, as amended from time to time and any Department of Treasury rules and regulations issued thereunder.

(ii)           Period of Option.  The duration of each Stock Option shall be fixed at the time of grant, except that no Stock Option granted shall be exercisable more than ten (10) years after the date so granted.

(iii)           Payment.  At the time the Stock Option is exercised, the Base Price shall be payable (as may be determined at the discretion of the Committee) in whole or in part by (a) cash, (b) cashier’s check, (c) consideration received by the Company through a cashless exercise procedure (i.e., the number of shares of Common Stock to be received will be equal to (I) the number of shares of Common Stock exercised by the grantee less (II) the number of shares of Common Stock (valued at their fair market value as of the close of business on the last trading date immediately prior to the exercise date) with a value equal to the aggregate Base Price to be paid for such Common Stock), (d) shares of the Company’s Common Stock already owned by the grantee (based on the fair market value of such Common Stock on the date the option is exercised) or (e) any such other manner as may be determined at the discretion of the Committee that shall not subject the Company, grantee or the compensation at issue to any tax, interest or penalties under Section 409A of the United States Internal Revenue Code of 1986, as amended from time to time and any Department of Treasury rules and regulations issued thereunder.  In addition to payment of the Base Price, the Company may, as determined by the Committee, either withhold from the grantee a number of shares of the Common Stock (valued at their fair market value as of the close of business on the last trading date immediately prior to the exercise date) with an aggregate value equal to, or condition the exercise of any Stock Option upon the grantee’s deposit with the Company of funds in the amount of, any federal or state income withholding tax arising from such exercise.  No shares shall be issued until withholding of or full payment therefor, including any associated taxes, has been made in accordance with the determination of the Committee.  A grantee of a Stock Option shall have none of the rights of a stockholder until the shares are issued.

(iv)           Exercise of Option.  The shares covered by a Stock Option may be purchased in such installments and on such exercise dates as may be provided and set forth in the grant or award.  In  the absence of any terms so provided, a Stock Option shall vest ratably over its term on an annual basis first becoming exercisable in part on the first anniversary of the date of grant and becoming exercisable in full on the anniversary of the date of grant next preceding the expiration date of the option.  Any shares not purchased on the applicable exercise date may be purchased thereafter at any time prior to the final expiration of the Stock Option.  In no event (including those specified in paragraphs (v), (vi) and (vii) of this Section 5 set forth below) shall any Stock Option be exercisable after its specified expiration period.

(v)           Forfeiture of Certain Option Benefits.  Unless otherwise provided in connection with the grant or award of a Stock Option, the Company shall have the right to repurchase shares of its Common Stock acquired upon exercise of a Stock Option at a price equal to the Base Price paid by the grantee in the event that the employee holding such shares shall, within six (6) months of terminating employment with the Company, commences employment which the Committee reasonably believes, in its discretion, to be competitive with the Company or in violation of any employment or other agreement between the Company and such employee, provided, however, that (a) such repurchase right shall only be applicable to shares acquired upon exercise of the Stock Option occurring on or after a date which is six (6) months prior to such grantee’s termination of employment with the Company and (b) such right of repurchase shall not be applicable with respect to shares of the Company’s Common Stock acquired upon exercise of a Stock Option if the termination of employment occurred at the election of the employee following a “change of control” of the Company pursuant to rights granted to such employee under a written employment agreement or in the terms of the option grant or award.

(vi)           Other terms and conditions.  To the extent not specifically provided in this ISP, the Committee shall set forth, to the extent it deems appropriate in its sole discretion, vesting, expiration and such other terms, conditions and restrictions of any Stock Option granted under this ISP in an agreement or agreements between the Company and the recipient of the Stock Option.

(vii)           Reload Provisions.  Any Stock Option which by its terms includes provisions permitting the exercise of the option by means of an exchange of previously-owned shares of the Company’s Common Stock held by the optionee may also include so-called “reload provisions” resulting in the grant of a new option to the employee covering a number of shares of the Company’s Common Stock equal to the number of shares of stock surrendered to the Company in connection with such exchange exercise; having a price per share for such new option equal to the fair market value per share of the shares so surrendered as of the date of such surrender and expiring as of the later of five (5) years following the date of such exchange exercise or the date upon which the original option expires.  The rights under such “reload option” shall vest immediately but all terms of such option shall (other than price, number of shares and vesting) be consistent with the terms of the original option.

(viii)                      Tandem Stock Appreciation Right Provisions.  The Company may include with any Stock Option granted hereunder so-called tandem stock appreciation rights allowing the optionee to receive, in lieu of the exercise of such option, the value of the option as evidenced by the amount by which the fair market value exceeds the Base Price.  In connection with the grant of any such tandem stock appreciation rights, the option grant shall specify whether such right (if exercised) shall be payable in cash or in shares of the Company’s Common Stock or in a combination thereof.  Any such stock appreciation rights granted in tandem with a Stock Option (a) must be granted at the time of the grant of the associated Stock Option, (b) may be granted with respect to all or part of the stock under a particular Stock Option, (c) may be exercised only to the extent that the related Stock Option has not been exercised and (d) shall result in a pro rata surrender of the related Stock Option to the extent that such stock appreciation rights have been exercised.

6.           Performance Share Awards

The Company may, in its sole discretion, grant awards under which payment may be made in shares of Common Stock, cash or any combination of shares and cash if the performance of the Company or any subsidiary or division of the Company selected by the Committee during the Award Period meets certain goals established by the Committee (“Performance Share Awards”).  Such Performance Share Awards shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(i)           Award Period and Performance Goals.  The Company shall determine and include in a Performance Share Award grant the period of time for which a Performance Share Award is made (“Award Period”).  The Company shall also establish performance objectives (“Performance Goals”) to be met by the Company, subsidiary or division during the Award Period as a condition to payment of the Performance Share Award.  The Performance Goals may include earnings per share, return on stockholder equity, return on assets, net income, or any other financial or other measurement established by the Company.  The Performance Goals may include minimum and optimum objectives or a single set of objectives.

(ii)           Payment of Performance Share Awards.  The Company shall establish the method of calculating the amount of payment to be made under a Performance Share Award if the Performance Goals are met, including the fixing of a maximum-payment.  The Performance Share Award shall be expressed in terms of shares of Common Stock and referred to as “Performance Shares”.  After the completion of an Award Period, the performance of the Company, subsidiary or division shall be measured against the Performance Goals, and the Committee shall determine whether all, none or any portion of a Performance Share Award shall be paid.  The Committee, in its discretion, may elect to make payment in shares of Common Stock, cash or a combination of shares and cash.  Any cash payment shall be based on the fair market value of Performance Shares on, or as soon as practicable prior to, the date of payment.

(iii)           Revision of Performance Goals.  At any time prior to the end of an Award Period, the Committee may revise the Performance Goals and the computation of payment if unforeseen events occur which have a substantial effect on the performance of the Company, subsidiary or division and which in the judgment of the Committee make the application of the Performance Goals unfair unless a revision is made.

(iv)           Requirement of Employment.  A grantee of a Performance Share Award must remain in the employment of the Company until the completion of the Award Period in-order to be entitled to payment under the Performance Share Award; provided, that the Committee may, in its sole discretion, provide for a partial payment where such an exception is deemed equitable.

(v)           Dividends.  The Committee may, in its discretion, at the time of the granting of a Performance Share Award, provide that any dividends declared on the Common Stock during the Award Period, and which would have been paid with respect to Performance Shares had they been owned by a grantee, be (a) paid to the grantee, or (b) accumulated for the benefit of the grantee and used to increase the number of Performance Shares of the grantee.

(vi)           Other terms and conditions.  To the extent not specifically provided in this ISP, the Committee may set forth, to the extent it deems appropriate in its sole discretion, vesting, expiration and such other terms, conditions and restrictions of any Performance Share Award granted under this ISP in an agreement or agreements between the Company and the recipient of the Performance Share Award.

7.           Restricted Stock Grants

The Committee may, in its sole discretion,  issue shares of Common Stock or awards of units representing shares of the Company’s Common Stock to a grantee which shares or units shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe (“Restricted Stock Grant”):

(i)           Requirement of Employment.  A grantee of a Restricted Stock Grant must remain in the employment of the Company during a period designated by the Committee (“Restriction Period”).  If the grantee leaves the employment of the Company prior to the end of the Restriction Period, the Restricted Stock Grant shall terminate and the shares of Common Stock or units representing shares of the Company’s Common Stock shall be returned immediately to the Company; provided, that the Committee may, at the time of the grant, provide for the employment restriction to lapse with respect to a portion or portions of the Restricted Stock Grant at different times during the Restriction Period.  The Committee may, in its discretion, also provide for such complete or partial exceptions to the employment restriction as it deems equitable.

(ii)           Restrictions on Transfer and Legend on Stock Certificates.  During the Restriction Period, the grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of Common Stock or units representing shares of the Common Stock except to a successor under Section 9 hereof.  Each certificate for shares of Common Stock issued hereunder shall contain a legend giving appropriate notice of the restrictions in the grant.

(iii)           Stockholder Rights.  Beginning on the date of grant of the Restricted Stock award and subject to the execution of the award agreement by the recipient of the award and subject to the terms, conditions and restrictions of the award agreement, the Committee shall determine to what extent the recipient of the award has the rights of a stockholder of the Company including, but not limited to, whether the employee receiving the award has the right to vote the shares or to receive dividends or dividend equivalents.  Restricted Stock awarded with limited or no stockholder rights pending vesting or entitlement will not be represented by certificate and may be denominated as “units” which are converted into the Company’s Common Stock upon satisfaction of the conditions established in the award.

(iv)           Escrow Agreement.  The Company may require the grantee to enter into an escrow agreement providing that the certificates representing the Restricted Stock Grant will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

(v)           Lapse of Restrictions.  All restrictions imposed under the Restricted Stock Grant shall lapse upon the expiration of the Restriction Period if the conditions as to employment set forth above have been met.  The grantee shall then be entitled to have the legend removed from the certificates.

(vi)           Dividends.  The Committee may, in its discretion, at the time of the Restricted Stock Grant, provide that any dividends declared on the Common Stock during the Restriction Period shall either be (a) paid to the grantee, or (b) accumulated for the benefit of the grantee and paid to the grantee only after the expiration of the Restriction Period.

(vii)           Other terms and conditions.  To the extent not specifically provided in this ISP, the Committee may set forth, to the extent it deems appropriate in its sole discretion, vesting, expiration and such other terms, conditions and restrictions of any Restricted Stock Grant granted under this ISP in an agreement or agreements between Company and recipient of the Restricted Stock Grant.

8.           Stock Appreciation Rights

The Committee may, in its sole discretion, from time to time grant stand alone stock appreciation rights (“Stock Appreciation Rights”) allowing the grantee to receive, upon exercise thereof, value from the Company equivalent to the amount by which the fair market price per share of the Common Stock on the exercise date exceeds the Base Price times the number of stock appreciation rights exercised (“Share Equivalents”).  Such Stock Appreciation Rights shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(i)           Award.  Stock Appreciation Rights may be granted (a) on a stand alone basis or (b) in tandem with any Stock Option granted under this Plan pursuant to Section 5(xi) above.  Stock Appreciation Rights granted on a stand alone basis shall specify the Base Price, the number of Share Equivalents, the dates upon which such Stock Appreciation Rights vest, and the date such Stock Appreciation Rights expire (which shall in no event be more than ten (10) years following the date of grant).  The Committee shall, at the time of making any stand alone award of Stock Appreciation Rights, determine whether the value represented on the exercise date shall be settled in cash or in shares of Common Stock or in any combination thereof.

(ii)           Terms and Conditions.  Stand alone Stock Appreciation Rights shall be subject to such terms and conditions which are not inconsistent with this ISP as shall from time to time be approved by the Committee and reflected in the applicable award agreement delivered to the grantee (or in a separate document, which shall be considered for purposes of the Plan to be incorporated into and part of any applicable award agreement), and to the following terms and conditions:

(a)           Stock Appreciation Rights issued on a stand alone basis shall expire on the later of (1) the date which such rights vest on a performance or period of service basis or (2) the expiration date determined by the Committee and set forth in the applicable award agreement delivered to the grantee; provided, however, that all Stock Appreciation Rights shall expire upon the termination of employment of the holder of such Stock Appreciation Rights and upon any such termination any vested rights shall be settled.

(b)           To the extent not specifically provided in this ISP, the Committee may set forth, to the extent it deems appropriate in its sole discretion, vesting, expiration and such other terms, conditions and restrictions of any Stock Appreciation Rights granted under this ISP in an agreement or agreements between the Company and the recipient of the Stock Appreciation Rights.

9.           Discontinuance or Amendment of the Plan.

The Committee may discontinue the ISP at any time and may from time to time amend or revise the terms of the ISP subject to applicable statutes and the requirements of the NASDAQ Stock Market except that it may not revoke or alter, in a manner unfavorable to the grantees of any Incentives hereunder, any Incentives then outstanding, nor may the Committee amend the ISP without stockholder approval, if the effect of such amendment or absence of such stockholder approval would cause the Plan to fail to comply with Rule 16b-3 under the Exchange Act, any other requirement of applicable law or regulation or requirement of the NASDAQ Stock Market.  No incentive shall be granted under the ISP after August 27, 2019 but Incentives granted theretofore may extend beyond that date.

10.           Nontransferability

Each Incentive granted under the ISP shall not be transferable other than by will or the laws of descent and distribution, and with respect to Stock Options, shall be exercisable, during the grantee’s lifetime, only by the grantee or the grantee’s guardian or legal representative.

11.           No Right of Employment

ISP and the Incentives granted hereunder shall not confer upon any Eligible Employee the right to continued employment with the Company or affect in any way the right of the Company to terminate the employment of an Eligible Employee at any time and for any or no reason.

12.           Taxes

The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or shares deliverable under the ISP after giving the person entitled to receive such amount or shares notice as far in advance as practicable and may condition delivery of certificates evidencing shares awarded or purchased under the ISP upon receipt of funds to effect such withholding.

13.           Listing and Registration of the Shares

Each option issued hereunder shall be subject to the requirement that if at any time the Company shall determine that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.  In the absence of any such registration or qualification the Company may place the following legend on the certificates representing any shares issued under this Plan:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED WITHOUT AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY EFFECTED IN THE ABSENCE OF SUCH REGISTRATION.”

14.           Effective Date

The Plan shall be effective as of August 27, 2009.